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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 1997


                           Commission File No. 0-15893


                    CONSOLIDATED HEALTH CARE ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)


                 Nevada                                91-1256470
       (State or Other Jurisdiction of              (I.R.S. Employer
       Incorporation or Organization)               Identification No.)


                            38 Pond Street, Suite 305
                          Franklin, Massachusetts         02038
               (Address of principal executive offices) (Zip Code)


                                 (508) 520-2422
                     Registrant's telephone number including
                                    area code


                                 Not Applicable
                  Former name, former address and former fiscal
                       year, if changed since last report

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


Item 4.Changes in Registrant's Certifying Accountant

(a)  Previous independent accountants

        (i) On November 6, 1996 Consolidated Health Care Associates, Inc. (the "Company") filed Form 8-K, copy attached, reporting the resignation of Price Waterhouse LLP from the client - auditor relationship.


(b)  New independent accountants

        (i) The Company has appointed the following new independent accountants:

                  Federman, Lally & Remis LLC
                  231 Farmington Avenue
                  Farmington, CT 06032
                  (860) 678 - 7100

        (ii) The Company's Board of Directors and Audit Committee confirmed the approval of Federman, Lally & Remis LLC on December 18, 1996.

        (iii) On January 22, 1997 Federman, Lally & Remis LLC, based upon the approved results from the new client investigation, has accepted the Company as a client auditor relationship.


(c) During the two latest fiscal years ending December 31, 1996, and the subsequent period, the Company did not consult with Federman, Lally & Remis LLC on (1) the accounting for a transaction or type of opinion on the financial statements or (2) any matter that was a subject of a disagreement or reportable event.


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized



                                     CONSOLIDATED HEALTH CARE
                                     ASSOCIATES, INC.


Dated: February 4, 1997              By:__________________________________
                                        Robert M. Whitty
                                        President


Dated: February 4, 1997              By:__________________________________
                                        Raymond L. LeBlanc
                                        Chief Financial Officer


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


Item 4.Changes in Registrant's Certifying Accountant

(a)  Previous independent accountants

        (i) On November 6, 1996 Consolidated Health Care Associates, Inc. (the "Company") filed Form 8-K, copy attached, reporting the resignation of Price Waterhouse LLP from the client - auditor relationship.


(b)  New independent accountants

        (i) The Company has appointed the following new independent accountants:

                  Federman, Lally & Remis LLC
                  231 Farmington Avenue
                  Farmington, CT 06032
                  (860) 678 - 7100

        (ii) The Company's Board of Directors and Audit Committee confirmed the approval of Federman, Lally & Remis LLC on December 18, 1996.

        (iii) On January 22, 1997 Federman, Lally & Remis LLC, based upon the approved results from the new client investigation, has accepted the Company as a client auditor relationship.


(c) During the two latest fiscal years ending December 31, 1996, and the subsequent period, the Company did not consult with Federman, Lally & Remis LLC on (1) the accounting for a transaction or type of opinion on the financial statements or (2) any matter that was a subject of a disagreement or reportable event.


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized


                                                     CONSOLIDATED HEALTH CARE
                                                     ASSOCIATES, INC.


Dated: February 4, 1997                              By: /s/ Robert M. Whitty
                                                        -----------------------
                                                        Robert M. Whitty
                                                        President


Dated: February 4, 1997                              By: /s/ Raymond L. LeBlanc
                                                        -----------------------
                                                        Raymond L. LeBlanc
                                                        Chief Financial Officer




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